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IDS LIFE FLEXIBLE PAYMENT MARKET VALUE ANNUITY (FP-MVA)
Registration Number 33-50968

EXHIBIT INDEX

23.  Consent of Independent Auditors

24.  Power of Attorney, dated March 12, 1997